EXHIBIT 99.1

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2007

(amounts in thousands, except share data)

	Historical InfoSpace(1)	Mobile(2)	Pro Forma InfoSpace
ASSETS
Current assets:
Cash and cash equivalents	$113,647	$214	$113,433
Short-term investments, available-for-sale	101,125	—	101,125
Accounts receivable, net of allowance of $969, $877 and $92	35,271	19,629	15,642
Prepaid expenses and other current assets	14,408	7,616	6,792
Assets of discontinued operations	87,561	—	87,561

Total current assets	352,012	27,459	324,553
Property and equipment, net	33,458	21,911	11,547
Goodwill and other intangible assets, net	44,237	114	44,123
Deferred tax assets, net	99,989	19,203	80,786
Other long-term assets	8,908	350	8,558

Total assets	$538,604	$69,037	$469,567

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,791	$6,207	$5,584
Accrued expenses and other current liabilities	35,478	11,444	24,034
Short-term deferred revenue	8,842	8,842	—
Liabilities of discontinued operations	8,265	—	8,265

Total current liabilities	64,376	26,493	37,883
Long-term liabilities	679	39	640

Total liabilities	65,055	26,532	38,523
Commitments and contingencies	—	—	—
Stockholders’ equity:
Common stock, par value $.001—authorized, 900,000,000 shares; issued and outstanding, 33,192,903 shares	3	—	3
Additional paid-in capital	1,548,655	—	1,548,655
Accumulated earnings (deficit)	(1,076,540)	42,505	(1,119,045)
Accumulated other comprehensive income	1,431	—	1,431

Total stockholders’ equity	473,549	42,505	431,044

Total liabilities and stockholders’ equity	$538,604	$69,037	$469,567

See accompanying notes to unaudited Pro Forma Condensed Consolidated Financial Statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2007

(amounts in thousands, except per share data)

	Historical InfoSpace(3)	Mobile(4)	Pro Forma InfoSpace
Revenues	$188,767	$87,288	$101,479
Operating expenses:
Content and distribution	84,876	42,056	42,820
Systems and network operations	20,079	13,100	6,979
Product development	40,322	33,472	6,850
Sales and marketing	26,318	9,310	17,008
General and administrative	65,517	13,624	51,893
Depreciation	13,168	9,069	4,099
Amortization of intangible assets	2,895	2,895	—
Restructuring and other, net	(1,879)	—	(1,879)

Total operating expenses	251,296	123,526	127,770

Operating loss	(62,529)	(36,238)	(26,291)
Other income (expense), net	12,449	(106)	12,555

Loss before income taxes	(50,080)	(36,344)	(13,736)
Income tax benefit (provision)	2,970	12,720 (5)	(9,750)

Loss from continuing operations	$(47,110)	$(23,624)	$(23,486)

Loss from continuing operations per share – Basic and Diluted	$(1.45)		$(0.72)

Weighted average shares outstanding used in computing basic and diluted loss per share	32,421		32,421

See notes to the unaudited Pro Forma Condensed Consolidated Financial Statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2006

(amounts in thousands, except per share data)

	Historical InfoSpace(6)	Mobile(4)	Pro Forma InfoSpace
Revenues	$338,634	$184,836	$153,798
Operating expenses:
Content and distribution	174,000	111,654	62,346
Systems and network operations	30,244	18,750	11,494
Product development	41,435	34,621	6,814
Sales and marketing	43,854	27,919	15,935
General and administrative	51,571	17,065	34,506
Depreciation	13,626	8,582	5,044
Amortization of intangible assets	9,377	9,377	—
Restructuring	62,316	—	62,316

Total operating expenses	426,423	227,968	198,455

Operating loss	(87,789)	(43,132)	(44,657)
Other income (expense), net	19,415	(165)	19,580

Loss before income taxes	(68,374)	(43,297)	(25,077)
Income tax benefit	43,700	15,154 (5)	28,546

Income (loss) from continuing operations	$(24,674)	$(28,143)	$3,469

Income (loss) from continuing operations per share - Basic	$(0.79)		$0.11

Weighted average shares outstanding used in computing basic income (loss) per share	31,254		31,254

Income (loss) from continuing operations per share - Diluted	$(0.79)		$0.10

Weighted average shares outstanding used in computing diluted income (loss) per share	31,254		33,042

See notes to the unaudited Pro Forma Condensed Consolidated Financial Statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2005

(amounts in thousands, except per share data)

	Historical InfoSpace(6)	Mobile(4)		Pro Forma InfoSpace
Revenues	$301,416	$157,412		$144,004
Operating expenses:
Content and distribution	137,239	77,342		59,897
Systems and network operations	20,323	12,731		7,592
Product development	26,918	20,278		6,640
Sales and marketing	28,927	13,118		15,809
General and administrative	39,639	12,295		27,344
Depreciation	8,264	4,937		3,327
Amortization of intangible assets	11,467	11,455		12

Total operating expenses	272,777	152,156		120,621

Operating income	28,639	5,256		23,383
Other income (expense), net	89,524	(52)		89,576

Income before income taxes	118,163	5,204		112,959
Income tax benefit (provision)	29,681	(1,821	)(5)	31,502

Income from continuing operations	$147,844	$3,383		$144,461

Income from continuing operations per share - Basic	$4.58			$4.47

Weighted average shares outstanding used in computing basic income per share	32,284			32,284

Income from continuing operations per share - Diluted	$4.15			$4.06

Weighted average shares outstanding used in computing diluted income per share	35,616			35,616

See notes to the unaudited Pro Forma Condensed Consolidated Financial Statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2004

(amounts in thousands, except per share data)

	Historical InfoSpace(6)	Mobile(4)		Pro Forma InfoSpace
Revenues	$213,188	$92,515		$120,673
Operating expenses:
Content and distribution	82,312	34,696		47,616
Systems and network operations	13,578	7,373		6,205
Product development	19,926	14,249		5,677
Sales and marketing	20,996	8,790		12,206
General and administrative	35,655	10,816		24,839
Depreciation	6,628	3,166		3,462
Amortization of intangible assets	7,230	7,185		45
Restructuring and other, net	(2,981)	—		(2,981)

Total operating expenses	183,344	86,275		97,069

Operating income	29,844	6,240		23,604
Other income (expense), net	5,431	(367)		5,798

Income before income taxes	35,275	5,873		29,402
Income tax benefit (provision)	5,523	(2,056	)(5)	7,579

Income from continuing operations	$40,798	$3,817		$36,981

Income from continuing operations per share - Basic	$1.27			$1.15

Weighted average shares outstanding used in computing basic income per share	32,109			32,109

Income from continuing operations per share - Diluted	$1.12			$1.01

Weighted average shares outstanding used in computing diluted income per share	36,541			36,541

See notes to the unaudited Pro Forma Condensed Consolidated Financial Statements.

INFOSPACE, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Nine Months Ended September 30, 2007, and

Years Ended December 31, 2006, 2005, and 2004

The accompanying unaudited Pro Forma Condensed Consolidated Financial Statements consist of the historical Condensed Consolidated Financial Statements of the Company, adjusted to exclude the historical results of the Company’s Mobile Business, which includes the Mobile Services Business and mobile media content product line, as described below:

1.	Represents the unaudited historical balance sheet accounts of the Company and was derived from the Company’s unaudited condensed consolidated balance sheet as previously reported in its Quarterly Report on Form 10-Q as of September 30, 2007, before reflecting its Mobile Business as discontinued operations.

2.	Represents the unaudited historical balance sheet accounts of the Company’s Mobile Business as of September 30, 2007.

3.	Represents the historical results of operations of the Company and was derived from the Company’s unaudited condensed consolidated statement of operations as previously reported in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2007, after reflecting its directory business as discontinued operations but before reflecting its Mobile Business as discontinued operations.

4.	Represents the historical operating results of the Company’s Mobile Business for the periods presented.

5.	Represents income taxes attributed to the Company’s Mobile Business at an effective rate of 35%.

6.	Represents the historical results of operations of the Company and was derived from the Company’s unaudited condensed consolidated statements of operations as previously reported on the Current Report on Form 8-K filed on November 6, 2007 reflecting the Company’s historical operating results for the years ended December 31, 2006, 2005, and 2004, after reflecting its directory business as discontinued operations but before reflecting its Mobile Business as discontinued operations.